EXHIBIT 10.30

         FIRST AMENDMENT TO IN PARI PASSU ASSIGNMENT OF
                        LEASES AND RENTS


     This First Amendment (the "First Amendment") to the In Pari Passu Assignment of Leases and Rents (the "Assignment") is made as of the 14th day of July, 1997 by and between ATLANTIC CITY SHOWBOAT, INC., a New Jersey corporation ("Assignor"), and FLEET BANK, N.A. (formerly known as NATWEST BANK, N.A.), a national banking association ("Assignee"). Terms used herein not otherwise defined herein shall have the meanings set forth in the Assignment.

                            RECITALS

     WHEREAS, Assignor and Assignee entered into an In Pari Passu Assignment of Leases and Rents dated as of July 14, 1995, recorded in the Clerk's Office of Atlantic County, New Jersey on September 14, 1995 in Mortgage Book 5702, Page 253 (the "Assignment");

     WHEREAS, the Assignment was executed and delivered by Assignor to Assignee to secure the payment of that certain Revolving Note (herein the "Promissory Note"), dated July 14, 1995, executed and delivered by Showboat, Inc. to Assignee, in the maximum aggregate amount of $25,000,000;

     WHEREAS, the Assignor has requested that the Promissory Note
be   amended  to  provide  for  a  maximum  aggregate  amount  of
$35,000,000; and

     WHEREAS, Assignee is willing to permit such amendment of the Promissory Note as requested by Showboat, Inc.

     NOW, THEREFORE, in consideration of good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     1. The definition of "Promissory Note" is hereby amended to increase the principal amount thereof from $25,000,000.00 to $35,000,000.00.

     2     The definition of the "SBI Loan" is hereby amended  to
increase the principal amount thereof from $25,000,000.00 to $35,000,000.00.

     3. All other terms and conditions of the Assignment are hereby ratified and confirmed.

     IN WITNESS WHEREOF, the Assignor and Assignee have caused this instrument to be duly executed as of the 14th day of July, 1997.

                              ATLANTIC CITY SHOWBOAT, INC.


                              By: /s/ Kathleen Caracciolo
                                  Kathleen Caracciolo
                                  Vice President - Finance, Treasurer
                                  and Chief Financial Officer



                              FLEET BANK, N.A.


                              By: /s John T. Harrison
                                  John T. Harrison
                                  Vice President

STATE OF NEW JERSEY :
                    :  ss.
COUNTY OF ATLANTIC  :

     Be it remembered that on this 23rd day of October, 1997, before me, the subscriber, in and for said county, personally appeared Kathleen Caracciolo, Vice President - Finance, Treasurer and Chief Financial Officer of Atlantic City Showboat, Inc., who I am satisfied is the person who signed the within instrument, and she acknowledged that she signed and delivered the same as such officer aforesaid, and that the within instrument is the voluntary act and deed of such corporation made by virtue of a Resolution of its Board of Directors. And said Kathleen Caracciolo did further certify and acknowledge that she received a true, correct and complete copy of the within instrument.

         Witnesseth my hand and seal.

                                /s/ Barbara L. McGuire
                                Notary Public
                                My Commission Expires: 5/6/98



STATE OF NEW JERSEY :
                    :  ss.
COUNTY OF ATLANTIC  :

     Be it remembered, that on this 27th day of October, 1997, before me, the subscriber, a Notary Public, personally appeared John T. Harrison, Vice President of FLEET BANK, N.A., who, I am satisfied is the person(s) named in and who executed the within instrument and he did acknowledge that he signed, sealed and delivered the same as his act and deed on behalf of the Bank and for the uses and purposes therein expressed.

     Witnesseth my hand and seal.

                                /s/ Michelle A. Fernetti
                                Notary Public
                                My Commission Expires: 3/31/98

      SECOND AMENDMENT TO LEASEHOLD IN PARI PASSU MORTGAGE,
           ASSIGNMENT OF RENTS AND SECURITY AGREEMENT


     This  Second  Amendment  (the  "Second  Amendment")  to  the
Leasehold in Pari Passu Mortgage, Assignment of Rents and Security Agreement (the "Mortgage") is made as of the 14th day of July, 1997 by and between ATLANTIC CITY SHOWBOAT, INC., a New Jersey Corporation ("Mortgagor"), whose address is 801 Boardwalk, Atlantic City, New Jersey, 08401, and FLEET BANK, N.A. (formerly known as NATWEST BANK, N.A.), a national banking association with a business office at 10 Exchange Place, Jersey City, New Jersey, 07322 ("Mortgagee"). Terms used herein not otherwise defined herein shall have the meanings set forth in the Mortgage.

                            RECITALS

     WHEREAS, Mortgagor and Mortgagee entered into a Leasehold in Pari Passu Mortgage, Assignment of Rents and Security Agreement dated as of July 14, 1995, recorded in the Clerk's Office of Atlantic County, New Jersey on September 14, 1995 in Mortgage Book 5702, Page 152 (the "Mortgage") pursuant to which Mortgagor granted to Mortgagee a security interest in all of the Mortgaged Property; and

     WHEREAS, the Mortgage was executed and delivered by Mortgagor to Mortgagee to secure the payment of that certain Revolving Note (herein the "Promissory Note"), dated July 14, 1995, executed and delivered by Showboat, Inc. to Mortgagee, in the maximum aggregate amount of $25,000,000.00; and

     WHEREAS, Mortgagor, Mortgagee and others have entered into an Amendment to the Loan and Guaranty Agreement providing for an increase in the amount available under the Loan Agreement from $25,000,000 to $35,000,000 (the "Amendment"), and making other changes in the terms of the loan; and

     WHEREAS,  pursuant  to  the Amendment,  Showboat,  Inc.  has
executed  and  delivered  to  Mortgagee  an  Amendment   to   the
Promissory Note to be secured hereby.

     NOW, THEREFORE, in consideration of good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     1. The definition of "Promissory Note" in the Mortgage is hereby amended to read as follows:

          "Promissory Note" means that certain Revolving
          Note, dated July 14, 1995, between Borrower and Mortgagee as amended by that certain
          Modification to Revolving Note, dated as of July 14, 1997, and as may be further amended pursuant to the Loan Agreement, in the maximum aggregate amount of $35,000,000.


     2. All other terms and conditions of the Mortgage are hereby ratified and confirmed.

     IN WITNESS WHEREOF, the Mortgagor and Mortgagee have caused this instrument to be duly executed as of the 14th day of July, 1997.

                              ATLANTIC CITY SHOWBOAT, INC.


                              By: /s/ Kathleen Caracciolo
                                  Kathleen Caracciolo
                                  Vice President - Finance, Treasurer
                                  and Chief Financial Officer



                              FLEET BANK, N.A.


                              By: /s John T. Harrison
                                  John T. Harrison
                                  Vice President

STATE OF NEW JERSEY :
                    :  ss.
COUNTY OF ATLANTIC  :

     Be it remembered that on this 23rd day of October, 1997, before me, the subscriber, in and for said county, personally appeared Kathleen Caracciolo, Vice President - Finance, Treasurer and Chief Financial Officer of Atlantic City Showboat, Inc., who I am satisfied is the person who signed the within instrument, and she acknowledged that she signed and delivered the same as such officer aforesaid, and that the within instrument is the voluntary act and deed of such corporation made by virtue of a Resolution of its Board of Directors. And said Kathleen Caracciolo did further certify and acknowledge that she received a true, correct and complete copy of the within instrument.

         Witnesseth my hand and seal.

                                /s/ Barbara L. McGuire
                                Notary Public
                                My Commission Expires: 5/6/98



STATE OF NEW JERSEY :
                    :  ss.
COUNTY OF ATLANTIC  :

     Be it remembered, that on this 27th day of October, 1997, before me, the subscriber, a Notary Public, personally appeared John T. Harrison, Vice President of FLEET BANK, N.A., who, I am satisfied is the person(s) named in and who executed the within instrument and he did acknowledge that he signed, sealed and delivered the same as his act and deed on behalf of the Bank and for the uses and purposes therein expressed.


                                /s/ Michelle A. Fernetti
                                Notary Public
                                My Commission Expires: 3/31/98

           MODIFICATION TO LOAN AND GUARANTY AGREEMENT


     This Modification to Loan and Guaranty Agreement is entered into as of the 14th day of July, 1997, between and among FLEET BANK, N.A., formerly known as NATWEST BANK, N.A., a national banking association (hereinafter called "Lender"), with a business address at 10 Exchange Place, Jersey City, New Jersey 07322, and SHOWBOAT, INC., a Nevada corporation with a business address at 2800 Fremont Street, Las Vegas, Nevada 89104 (thereinafter called "Borrower"), and SHOWBOAT OPERATING COMPANY, a Nevada corporation, OCEAN SHOWBOAT, INC., a New Jersey corporation, and ATLANTIC CITY SHOWBOAT, INC., a New Jersey corporation (the "Guarantors") having the addresses set forth on the signature pages hereof.


                           WITNESSETH

     WHEREAS, NatWest Bank, N.A., Borrower and Guarantors entered into that certain Loan and Guaranty Agreement dated July 14, 1995
(herein, the "Agreement"); and

     WHEREAS, the parties have agreed to modify the Agreement in order to increase the amount of the credit facility from $25,000,000.00 to $35,000,000.00, to extend the term thereof and to make other modifications to the terms and conditions thereof as more fully set forth herein.

     NOW   THEREFORE,  in  consideration  of  the  covenants  and
agreements herein contained, the parties hereto agree as follows:

     1.   DEFINITIONS.

          (a) All capitalized terms not otherwise defined herein shall have the meaning set forth in the Agreement.

          (b) Effective as of July 14,1997, the following definitions contained in Section 1 of the Agreement shall be modified to read as set forth below:

               "CAPITAL FUNDS" means the Stockholders' Equity of the Borrower less on a consolidated basis the value on the Borrower's books of all intangible assets other than those related to Non-Recourse Debt plus the Borrower's Subordinated Debt.

               "CONVERSION DATE" means September 14,1999.

               "LENDER" means Fleet Bank, N.A. (formerly known as
          NatWest Bank, N.A.), its successors and assigns.

          (c)  The following definition shall be added to Section
     1 of the Agreement, effective July 14, 1997:

               "STOCKHOLDERS'  EQUITY" means as at  any  date  of
          determination    Borrower's    Stockholders'     Equity
          determined according to GAAP.

     2. AMENDMENT TO REVOLVING NOTE. Upon execution of this Agreement, the parties shall execute an amendment to the
Revolving Note to increase the face amount thereof to $35,000,000.00 and to reflect the change in the Conversion Date referred to in paragraph 1 above.

     3.   TERM NOTE.  The last sentence of Section 2.04(b) of the
Agreement is hereby modified to read as follows:

          The Term Note shall mature on September 14, 2002.

     4. REPRESENTATIONS AND WARRANTIES. In order to induce the Lender to enter into this Modification and to make the Loans provided for herein, each and every of the representations and warranties made by Lender set forth in Sections 3.01 through 3.20 of the Agreement are hereby reaffirmed by the Borrower as if made as of the date hereof.

     5.    CONDITIONS  PRECEDENT  TO  THE  EFFECTIVENESS  OF  THE
MODIFICATION. The effectiveness of this modification is subject to the following conditions precedent:

          (a) CORPORATE DOCUMENTS OF THE BORROWER. At the time of the effective date hereof (the "Effective Date"), the Lender shall have received:

               (i) a copy of the Borrower's Certificate of Incorporation, certified as of a recent date by the Secretary of State of its state of incorporation;

               (ii) certificates of such Secretary of State, dated as of a recent date as to the good standing of and payment of taxes by the Borrower which lists the charter documents on file in the office of such Secretary of State;

               (iii) a certificate dated as of a recent date as to the good standing of the Borrower issued by the Secretary of State of each jurisdiction in which the Borrower is qualified as a foreign corporation; and

               (iv) a certificate of the Secretary of the Borrower dated the Effective Date and certifying (A) that attached thereto is a true and complete copy of the by-laws of the Borrower as in effect on the date of such certification, (B) that attached thereto is a true and complete copy of resolutions adopted by the Board of Directors of the Borrower authorizing the execution, delivery and performance in accordance with their respective terms of this Agreement and any other documents required or contemplated hereunder or thereunder, (C) that the certificate of incorporation of the Borrower has not been amended since the date of the last amendment thereto indicated on the certificate of the Secretary of State furnished pursuant to clause
          (i) above and (D) as to the incumbency and specimen signature of each officer of the Borrower executing this Agreement or any other document delivered by it in connection herewith or therewith (such certificate to contain a certification by another officer of the Borrower as to the incumbency and signature of the officer signing the certificate referred to in this clause (iv)).

          (b)   CORPORATE DOCUMENTS OF OBLIGORS (OTHER  THAN  THE
     BORROWER).   At the time of the Effective Date,  the  Lender
     shall have received for each Obligor (other than the Borrower):

               (i) a copy of such entity's certificate of incorporation, certified as of a recent date by the Secretary of State of the state of incorporation;

               (ii) a certificate of each such Secretary of State, dated as of a recent date as to the good standing of and payment of taxes by such entity which lists the charter documents on file in the office of such Secretary of State;

               (iii) a certificate dated as of a recent date as to the good standing of such entity issued by the Secretary of State of each jurisdiction in which such entity is qualified as a foreign corporation; and

               (iv) a certificate of the Secretary of such entity dated the Effective Date and certifying (A) that attached thereto is a true and complete copy of the by-laws of such entity as in effect on the date of such certification, (B) that attached thereto is a true and complete copy of resolutions adopted by the Board of Directors of such entity authorizing the execution, delivery and performance in accordance with their respective terms of this Agreement, and any other documents required or contemplated hereunder or thereunder, (C) that the certificate of incorporation of such entity has not been amended since the date of the last amendment thereto indicated on the certificate of the Secretary of State furnished pursuant to clause (i) above and (D) as to the incumbency and specimen signature of each officer of such entity executing this Agreement or any other document delivered by it in connection herewith or therewith (such certificate to contain a certification by another officer of such entity as to the incumbency and signature of the officer signing the certificate referred to in this clause (iv)).

          (c) REVOLVING NOTE. On or before the effective date hereof, the Lender shall have received a modification to the Revolving Note, executed on behalf of the Borrower, dated the date thereof.

          (d) OPINIONS OF COUNSEL. The Lender shall have received the favorable written opinion, dated the Effective Date and addressed to the Lender of (i) Kummer, Kaempfer, Bonner & Renshaw, counsel to the Obligors, and (ii) such local counsel as the Lender may request regarding perfection of the security interests, validity of the mortgage modification and other similar matters.

         (e) ERISA. The Lender shall have received copies of all Plans of the Borrower and its Subsidiaries that are in existence on the date hereof, and confirmation satisfactory to the Lender that (i) none of the Plans has incurred any "accumulated funding deficiency" (as defined in Section 302 of ERISA and Section 412 of the Code), (ii) no Reportable Event has occurred as to any Plan, and (iii) no termination of, or withdrawal from, any of the Plans has occurred or is contemplated that would result in any liability on the part of the Borrower or any of its Subsidiaries, if the occurrence of any of the foregoing events could reasonably be expected to have a Material Adverse Effect.

          (f) MORTGAGES. Appropriate modifications of the Deed of Trust covering the Las Vegas Showboat and of the Mortgage covering the Atlantic City Showboat shall be duly executed and delivered to Lender.

          (g) INTERCREDITOR AGREEMENT. A modification to the Intercreditor Agreements executed in connection with closing under the Agreement shall have been executed and delivered by each of the Lender, Borrower and the Trustee as to the Atlantic City Showboat and by the Trustee and the Lender as to the Las Vegas Showboat in form acceptable to the Lender and in accordance with the Bond Indenture.

          (h) TITLE INSURANCE, ETC. The Lender shall have received as to the Atlantic City Showboat and the Las Vegas Showboat legal, valid and binding commitments from a title insurance company reasonably acceptable to the Lender, to issue a mortgage title insurance policy in form and substance reasonably satisfactory to the Lender in respect of the Mortgages as modified showing that such Mortgages are valid first liens subject only to Permitted Liens and that such fee or leasehold interest in real property subject to the Mortgages is owned by the Borrower or ACSI, respectively, free of encumbrances other than Permitted Liens.

          (i) SURVEYS ETC. Lender shall have received an updated survey (certified in form and by surveyors reasonably acceptable to Lender) relating to the Las Vegas Showboat and the Atlantic City Showboat prepared in accordance with ALTA standards indicating the absence of any encroachments or other title defects or an affidavit or other document sufficient to induce the Borrower's title insurance company to remove the survey exception.

          (j) FEDERAL RESERVE REGULATIONS. The Lender shall be reasonably satisfied that the provisions of Regulations G, T, U and X of the Board of Governors of the Federal Reserve System will not be violated by the transactions contemplated hereby.

          (k) NO MATERIAL ADVERSE CHANGE. No change shall have occurred with respect to the Borrower or any of its Subsidiaries since the date of the most recent audited financial statement delivered to the Lender of each such Person having or as could reasonably be expected to have a Material Adverse Effect.

          (l) INSURANCE. The Borrower shall have furnished the Lender with a summary of all existing insurance coverage and evidence reasonably acceptable to the Lender that the insurance policies required by Section 5.03 (a) and (b) of the Agreement have been obtained and are in full force and effect.

          (m) UCC FINANCING STATEMENTS AND UCC SEARCHES, ETC. The Lender shall have received, if necessary, in each case in form satisfactory to it, (i) UCC financing statements executed on behalf of the Obligor for filing in all jurisdictions in which it shall be necessary or desirable to make a filing in order to provide the Lender with a perfected security interest in the Collateral and (ii) UCC searches satisfactory to the Lender indicating that no other filings with regard to the Collateral are of record in any of such jurisdictions except in connection with Permitted Liens and existing Liens listed on Schedule 6.05.

          (n) OFFICERS' CERTIFICATE. The Lender shall have received an appropriate officers' certificate executed by the Chief Executive Officer and

     Senior Financial Officer of the Borrower similar to that executed at closing under the Agreement.

          (o) LOAN FEE. Upon execution and delivery of this Agreement, the Borrower shall have paid to the Lender a loan fee of $125,000.

     6.    CONSOLIDATION, MERGER, SALE OR PURCHASE OF ASSETS ETC.
Section 6.04 of the Loan Agreement is amended to add the following at the end thereof:

          The Borrower shall be permitted to sell all of its interest in the Las Vegas Showboat subject to the following requirements:

          (a) no Default or Event of Default shall exist or be continuing immediately prior to and after giving effect to such sale;

          (b)   after  giving effect to such sale, the Borrower's
     Leverage  Ratio  will  not  exceed  the  applicable  minimum
     Leverage Ratio set forth in Section 6.14; and

          (c)   such  sale shall comply with the requirements  of
     Section 4.10(a) of the Bond Indenture, prior to giving effect to any waiver or modification of the terms of such
     Section 4.10(a).

     7.    MINIMUM CAPITAL FUNDS.  Effective as of July 14, 1997,
Section 6.13 "Capital Funds" of the Agreement shall be amended to read as follows:

          (a) Permit Capital Funds at any time as of the dates referenced below to fall below the amounts indicated below for such date:

          12/31/96       $270,000,000
          12/31/97       $275,000,000
          12/31/98       $280,000,000
          12/31/99       $285,000,000
          12/31/00       $290,000,000
          12/31/01       $290,000,000

          (b) Notwithstanding the foregoing, in the event of a permitted sale of the Las Vegas Showboat which results in a reduction in the Capital Funds of the Borrower, the required minimum Capital Funds amounts set forth above shall each be reduced effective as of the date of such sale and as to all dates subsequent to the date of such sale. The amount of the reduction in the required minimum Capital Funds amount set forth above shall be a sum equal to the reduction in the Capital Funds of the Borrower resulting from such sale, which reduction shall be net of tax benefits arising out of losses realized upon such sale. Any reduction in the required minimum Capital Funds amounts set forth above shall be in addition to any reduction under subsections 6.13(c) or (d).

          (c) Notwithstanding the foregoing, in the event of a repurchase by Borrower of any of its issued and outstanding common stock, the required minimum Capital Funds amounts set forth above shall each be reduced effective as of the date of such repurchase and as to all dates subsequent to the date of such repurchase up to an aggregate of $50,000,000 by reason of such repurchases. The amount of the reduction in the required minimum Capital Funds amounts set forth above shall be equal to the reduction in the Capital Funds of the Borrower resulting from such repurchase. Any reduction in the required minimum Capital Funds amounts set forth above shall be in addition to any reduction under subsections 6.13(b) or (c).

          (d) Notwithstanding the foregoing, in the event of a sale by the Borrower directly or through one of its Subsidiaries of any of its interest in the Australian Joint Venture and the immediate subsequent use of such funds by the Borrower for reduction of Subordinated Debt, the required minimum Capital Funds amounts set forth above shall each be reduced effective as of the date of such sale and reduction and as to all dates subsequent to the date of such sale and reduction by a sum equal to the excess, if any, of the said reduction in Subordinated Debt over any increase in the Capital Funds of the Borrower resulting from such sale, which increase shall be net of tax costs arising out of gains realized upon such sale. Any reduction in the minimum Capital Funds amounts set forth above shall be in addition to any reduction under subsections 6.13(a) or (b).

     8.     LEVERAGE  RATIO.   Section  6.14  of  the   Agreement
("Leverage Ratio") shall be amended to read as follows:

         At any time prior to the completion of both (a) a sale of the Las Vegas Showboat and (b) a repurchase by the Borrower of its common stock of at least $25,000,000, permit the Leverage Ratio to exceed 1.7x, and at any time after the completion of said sale and repurchase, permit the Leverage Ratio to exceed 2.2x.

     9.    DEBT  SERVICE  COVERAGE RATIO.  Section  6.15  of  the
Agreement ("Debt Service Coverage Ratio") shall be amended to read as follows:

          Permit the Debt Service Coverage Ratio as of the last day of any fiscal quarter of the Borrower measured as to the period consisting of such fiscal quarter combined with the three previous fiscal quarters to be less than the amount indicated below for the applicable fiscal quarters indicated below:

          4th Quarter 1994 - 3rd Quarter 1995          1.50x
          4th Quarter 1995 - 3rd Quarter 1996          1.30x
          4th Quarter 1996 - 3rd Quarter 1998          1.30x
          4th Quarter 1998 and thereafter              1.50x

     10. STOCK REPURCHASES. The Agreement is modified by adding a new Section 6.18 as follows:

     SECTION 6.18.  STOCK REPURCHASES.

          Repurchase any of its common stock unless at the time of such repurchase (a) no Default or Event of Default shall exist or be continuing immediately prior to and after giving effect to such repurchase, (b) after giving effect to such repurchase, the Borrower's Leverage Ratio will not exceed the applicable minimum Leverage Ratio set forth in section
     6.14 and (c) Borrower will have complied with and the repurchase will have been permitted under Section 4.09 of the Bond Indenture as same is presently in effect, and without regard to any waiver or modification of the terms of such Section 4.09.

     11. MISCELLANEOUS. All expenses incurred by the Lender in connection with the preparation, execution and delivery of this Modification and such other documents as may be necessary to consummate the transactions contemplated hereunder, including all legal, filing and other fees and expenses, shall be paid by the Borrower. The Borrower and the Guarantors hereby ratify, confirm and approve all of the terms, conditions, and covenants of the Loan Documents, as the same have been modified from time to time and as modified hereby. Except as previously modified or expressly modified hereby, the Loan Documents shall continue in full force and effect in accordance with the provisions thereof. The Borrower and the Guarantors further represent that there are no, and hereby waive any and all, defenses, offsets or counterclaims which they may have as to the Obligations. This Agreement states the entire understanding of the parties with reference to the subject matter hereof, and may not be modified except in writing signed by both the Borrower and the Lender.

     IN WITNESS WHEREOF, the parties hereto have executed this Modification to Loan and Guaranty Agreement as of the date and year first above written.

                              LENDER:
                              FLEET BANK, N.A.


                              By: /s/ John T. Harrison
                                  John T. Harrison
                                  Vice President


                              BORROWER:
                              SHOWBOAT, INC.


                              By: /s/ R. Craig Bird
                                  R. Craig Bird
                                  Executive Vice President - Financial
                                  and Administration and Chief
                                  Financial Officer


                              GUARANTORS:
                              SHOWBOAT OPERATING COMPANY
                              2800 Fremont Street
                              Las Vegas, Nevada 89104


                              By: /s/ R. Craig Bird
                                  R. Craig Bird
                                  Executive Vice President,
                                  Treasurer and Chief Financial
                                  Officer


                              OCEAN SHOWBOAT, INC.
                              801 Boardwalk
                              Atlantic City, NJ 08401


                              By: /s/ R. Craig Bird
                                  R. Craig Bird
                                  Vice President
                                  Financial Administration

                              ATLANTIC CITY SHOWBOAT, INC.
                              801 Boardwalk
                              Atlantic City, NJ 08401


                              By: /s/ Kathleen Caracciolo
                                  Kathleen Caracciolo
                                  Vice President - Finance, Treasurer
                                  and Chief Financial Officer

                 MODIFICATION TO REVOLVING NOTE

      This Modification to Revolving Note is made as of the 14th day of July, 1997, by Showboat, Inc., ("Borrower"), a Nevada
Corporation.

           WHEREAS, Borrower executed and delivered to NatWest Bank, N.A. (now known as Fleet Bank, N.A.) ("Lender"), its Revolving Note in the face amount of Twenty Five Million Dollars ($25,000,000.00) dated July 14, 1995 (the "Revolving Note")
pursuant to the terms of a Loan and Guaranty Agreement between the Borrower, NatWest Bank, N.A. and the Guarantors (hereunder the "Loan Agreement"); and

           WHEREAS, the Borrower and the Lender have entered into a Modification to Loan and Guaranty Agreement of even date herewith providing for an increase in the amount of the Revolving Loan Facility to the sum of $35,000,000.00 and providing for an extension to the Conversion Date.

      NOW THEREFORE, the undersigned Borrower hereby modifies the Revolving Note as follow:

     1. The face amount of the Note is changed from $25,000,000.00 to $35,000,000.00.

     2. The Conversion Date referred to as July 14, 1997 in the second paragraph of the Note is changed to September 14, 1999.

     3. Capitalized terms used herein which are not otherwise defined shall have the meaning set forth in the Revolving Note. Except as herein modified, all of the terms and conditions of the Revolving Note are hereby affirmed and ratified. This modification shall be attached to and made a part of the Revolving Note.

     IN   WITNESS   WHEREOF,  the  Borrower  has  executed   this
Modification to Revolving Note as of the date and year first above written.


                             SHOWBOAT, INC.


                             By:  /s/ R. Craig Bird
                                  R. Craig Bird
                                  Executive Vice President -
                                  Financial and Administration
                                  and Chief Financial Officer

           FIRST AMENDMENT TO INTERCREDITOR AGREEMENT
             FOR PARI PASSU INDEBTEDNESS RELATING TO
                     ATLANTIC CITY SHOWBOAT

     This First Amendment (the "Amendment") to the Intercreditor Agreement for Pari Passu Indebtedness Relating to ATLANTIC CITY SHOWBOAT (the "Intercreditor Agreement") is made as of the 14th day of July, 1997, by and among SHOWBOAT, INC., a Nevada corporation (the "Company"), ATLANTIC CITY SHOWBOAT, INC., a New Jersey corporation ("ACSI"), IBJ SCHRODER BANK & TRUST COMPANY (the "Trustee") and FLEET BANK, N.A. (formerly known as NATWEST BANK, N.A.) (the "Lender"). Terms used herein not otherwise defined herein shall have the meanings set forth in the Intercreditor Agreement.

                            RECITALS

     WHEREAS, the Trustee, the Company, ACSI and the Lender entered into the Intercreditor Agreement with respect to the Mortgage held by Lender securing a loan to the Company in the maximum sum of $25,000,000; and

     WHEREAS, the loan secured by the Lender's Mortgage has been increased to the maximum principal amount of $35,000,000, and ACSI has executed and delivered to the Lender certain modifications to the Lender's documents, including the Lender's Mortgage, to reflect such increase; and

     WHEREAS,   the   parties  hereto   desire   to   amend   the
Intercreditor Agreement to reflect such increase in the Company's indebtedness to the Lender:

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     1.    The  initial paragraph of page 3 of the  Intercreditor
Agreement is hereby amended to read as follows:

          WHEREAS, the maximum aggregate principal amount of Indebtedness to be provided by Lender is $35,000,000.00.

     2. Paragraph 2 (a) of the Intercreditor Agreement is hereby amended to change the reference to $25,000,000.00 to $35,000,000.00.

     3. Paragraph 2 (b) of the Intercreditor Agreement is hereby amended to change the reference to $25,000,000.00 to $35,000,000.00.

     4. Paragraph 2 (c) of the Intercreditor Agreement is hereby amended to change the reference to $25,000,000.00 to $35,000,000.00.

     5.    All  other  terms and conditions of the  Intercreditor
Agreement are hereby ratified and confirmed.

     IN W1INESS WHEREOF, the Trustee, the Company, the Lender and
ACSI have caused this instrument to be duly executed as of the 14th day of July, 1997.

                              SHOWBOAT, INC.
                              2800 Fremont Street
                              Las Vegas, Nevada 89104

                              By: /s/ R. Craig Bird
                                  R. Craig Bird
                                  Executive Vice President - Financial
                                  and Administration and Chief
                                  Financial Officer


                              ATLANTIC CITY SHOWBOAT, INC.
                              801 Boardwalk
                              Atlantic City, New Jersey 08401

                              By: /s/ Kathleen Caracciolo
                                  Kathleen Caracciolo
                                  Vice President - Finance, Treasurer
                                  and Chief Financial Officer


                              IBJ SCHRODER BANK & TRUST CO.
                              One State Street
                              New York, New York 10004

                              By: /s/ Terence Rawlins
                              Name:  Terence Rawlins
                              Title: Assistant Vice President


                              FLEET BANK, N.A
                              10 Exchange Place
                              Jersey City, NJ 07322.

                              By: /s/ John T. Harrison
                                  John T. Harrison
                                  Vice President

           FIRST AMENDMENT TO INTERCREDITOR AGREEMENT
             FOR PARI PASSU INDEBTEDNESS RELATING TO
                       LAS VEGAS SHOWBOAT

      The First Amendment (the "Amendment") to the Intercreditor Agreement for Pari Passu Indebtedness Relating to LAS VEGAS SHOWBOAT (the "Intercreditor Agreement") is made as of the 14th day of July, 1997, by and among IBJ SCHRODER BANK & TRUST COMPANY (the "Trustee"), SHOWBOAT, INC., a Nevada corporation (the "Company"), and FLEET BANK, N.A. (formerly known as NATWEST BANK, N.A.) (the "Lender"). Terms used herein not otherwise defined herein shall have the meanings set forth in the Intercreditor Agreement.

                            RECITALS

      WHEREAS, the Trustee, the Company and the Lender entered into the Intercreditor Agreement with respect to the First
Mortgage Bonds and the Deed of Trust held by Lender securing a loan in the maximum sum of $25,000,000; and

     WHEREAS, the loan secured by the Lender's Deed of Trust has been increased to the maximum principal amount of $35,000,000, and the Company has executed and delivered to the Lender certain modifications to the Lender's documents, including the Lender's Deed of Trust, to reflect such increase; and

     WHEREAS,   the   parties  hereto   desire   to   amend   the
Intercreditor Agreement to reflect such increase in the Company's indebtedness to the Lender:

     NOW, THEREFORE, in consideration of good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     1. Paragraph 2(a) of the Intercreditor Agreement is hereby amended to change the reference to $25,000,000 to $35,000,000.

     2. Paragraph 2(b) of the Intercreditor Agreement is hereby amended to change the reference to $25,000,000 to $35,000,000.

     3.    All  other  terms and conditions of the  Intercreditor
Agreement are hereby ratified and confirmed.

     IN WITNESS WHEREOF, the Trustee, the Company and the Lender have caused this instrument to be duly executed as of the 14th day of July, 1997.


                               IBJ SCHRODER BANK & TRUST CO.
                               One State Street
                               New York, New York 10004


                               By:     /s/ Terence Rawlins
                               Name:   Terence Rawlins
                               Title:  Assistant Vice President


                               SHOWBOAT, INC.
                               2800 Fremont Street
                               Las Vegas, Nevada 89104


                               By:  /s/ R. Craig Bird
                                    R. Craig Bird
                                    Executive Vice President-Financial
                                    and Administration and Chief
                                    Financial Officer



                               FLEET BANK, N.A.
                               10 Exchange Place
                               Jersey City, NJ 07322


                               By:  /s/ John T. Harrison
                                    John T. Harrison
                                    Vice President

         AMENDMENT TO DEED OF TRUST, ASSIGNMENT OF RENTS
                     AND SECURITY AGREEMENT

      This First Amendment (the "Amendment") to the Deed of Trust, Assignment of Rents and Security Agreement (hereinafter called the "Deed of Trust") is made as of the 14th day of July, 1997 by and among SHOWBOAT, INC. a Nevada corporation, and SHOWBOAT OPERATING COMPANY, a Nevada corporation (collectively as "Trustor"), whose address is 2800 Fremont Street, Las Vegas, Nevada, 89104, to NEVADA TITLE COMPANY, a Nevada Corporation, whose address is 3320 West Sahara, Suite 200, Las Vegas, Nevada, 89102-60677, as Trustee ("Trustee") for the benefit for FLEET BANK, N.A. (formerly known as NatWest Bank, N.A.), a national banking association ("Beneficiary"), as Lender under that certain Loan and Guaranty Agreement, dated July 14, 1995, and as amended as of even date herewith, among Beneficiary, as Lender, Trustor, as borrower, and OCEAN SHOWBOAT, INC., a New Jersey corporation, ATLANTIC CITY SHOWBOAT, Inc., a New Jersey Corporation ("ACSI"), and SHOWBOAT OPERATING COMPANY, a Nevada corporation as Guarantors. Terms used herein not otherwise defined herein shall have the meanings set forth in the Deed of Trust.

                            RECITALS

      WHEREAS, Showboat, Inc. made, executed and delivered to Lender a Revolving Note dated July 14, 1995, in the maximum aggregate amount of $25,000,000, evidencing the extension of credit by Lender to Showboat, Inc. in the maximum aggregate amount of $25,000,000;

      WHEREAS, Showboat, Inc. has requested that the Lender increase the maximum aggregate amount under the Revolving Note to $35,000,000;

      WHEREAS, Trustor and Beneficiary have entered into a Modification to Loan and Guaranty Agreement providing for an increase in the amount available under the Loan Agreement from $25,000,000 to $35,000,000 (the "Amendment"), and making other changes in the terms of the loan; and

      WHEREAS, pursuant to the Amendment, Trustor has executed and delivered to Beneficiary an Amendment to the Promissory Note to be secured hereby.

     NOW, THEREFORE, in consideration of good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     1. The definition of "Promissory Note" in the Deed of Trust is hereby amended to read as follows:

          "Promissory Note" means that certain Revolving Note between Trustor and Beneficiary dated July 14, 1995, as amended by that certain Modification to Revolving Note, dated as of July 14, 1997, and as may be further amended pursuant to the Loan Agreement, in the maximum aggregate amount of $35,000,000.

      2. The definition of "Permitted Dispositions" in the Deed of Trust is amended to read as follows:

      "Permitted Dispositions" means (a) the sale, transfer or other disposition of Collateral not to exceed an aggregate value of $3,000,000.00 per annum and (b) the sale of the Las Vegas Showboat, provided all of the applicable conditions, agreements and covenants contained in Section
      6.04 of the Loan Agreement are met and complied with.

     3. All other terms and conditions of the Deed of Trust are hereby ratified and confirmed.

     IN WITNESS WHEREOF, the Trustor has caused this instrument to be duly executed as of the 14th day of July, 1997.

                              SHOWBOAT, INC.


                              By: /s/ R. Craig Bird
                                  R. Craig Bird
                                  Executive Vice President - Financial
                                  and Administration and Chief
                                  Financial Officer



                              SHOWBOAT OPERATING COMPANY


                              By: /s/ R. Craig Bird
                                  R. Craig Bird
                                  Executive Vice President, Treasurer
                                  and Chief Financial Officer

                              FLEET BANK, N.A.


                              By: /s/ John T. Harrison
                                  John T. Harrison
                                  Vice President

                         ACKNOWLEDGMENT
STATE OF NEW JERSEY :
                    :  ss.
COUNTY OF ATLANTIC  :

     Be it remembered that on this 23rd day of October, 1997, before me, the subscriber, in and for said county, personally appeared R. Craig Bird, Executive Vice President - Financial and Administration and Chief Financial Officer of Showboat, Inc. who I am satisfied is the person who signed the within instrument, and he acknowledged that he signed and delivered the same as such officer aforesaid, and that the within instrument is the voluntary act and deed of such corporation made by virtue of a Resolution of its Board of Directors. And said R. Craig Bird did further certify and acknowledge that he received a true, correct and complete copy of the within instrument.

         Witnesseth my hand and seal.

                                /s/ Donna M. Berenette
                                Notary Public
                                My Commission Expires: 12/23/98



STATE OF NEW JERSEY :
                    :  ss.
COUNTY OF ATLANTIC  :

     Be it remembered that on this 23rd day of October, 1997, before me, the subscriber, in and for said county, personally appeared R. Craig Bird, Executive Vice President, Treasurer and Chief Financial Officer of Showboat Operating Company, who I am satisfied is the person who signed the within instrument, and he acknowledged that he signed and delivered the same as such officer aforesaid, and that the within instrument is the voluntary act and deed of such corporation made by virtue of a Resolution of its Board of Directors. And said R. Craig Bird did further certify and acknowledge that he received a true, correct and complete copy of the within instrument.

     Witnesseth my hand and seal.

                                /s/ Donna M. Berenette
                                Notary Public
                                My Commission Expires: 12/23/98

                         ACKNOWLEDGMENT

STATE OF NEW JERSEY :
                    :  ss.
COUNTY OF ATLANTIC  :

     Be it remembered, that on this 30th day of October, 1997, before me, the subscriber, a Notary Public, personally appeared John T. Harrison, Vice President of FLEET BANK, N.A., who, I am satisfied is the person(s) named in and who executed the within instrument and he did acknowledge that he signed, sealed and delivered the same as his act and deed on behalf of the Bank and for the uses and purposes therein expressed.


                                /s/ Irene Gutierrez
                                Notary Public
                                My Commission Expires:   9/11/00